UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2018

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Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Barings BDC, Inc. (the “Company”) announced today the preliminary results of its modified “Dutch Auction” tender offer (the “Tender Offer”) to purchase for cash up to $50,000,000 in value of its shares of common stock, par value $0.001 per share (“Common Stock”), from its stockholders, which expired at 5:00 p.m., New York City time, on September 6, 2018.
Based on the preliminary count by Computershare Trust Company, N.A., the depositary for the Tender Offer, a total of 5,652,972 shares of Common Stock were properly tendered and not properly withdrawn at the purchase price of $10.20 per share, including 1,441,588 shares of Common Stock that were tendered through notice of guaranteed delivery.
In accordance with the terms and conditions of the Tender Offer, and based on the preliminary results reported by the depositary, the Company expects to accept for purchase 4,901,961 shares of Common Stock properly tendered and not properly withdrawn prior to the expiration of the Tender Offer at a purchase price of $10.20 per share, for an aggregate cost of approximately $50,000,000, excluding fees and expenses relating to the Tender Offer. Based on these preliminary results, the 4,901,961 shares of Common Stock to be accepted for purchase in the Tender Offer represent approximately 8.7% of the Company’s currently issued and outstanding shares of Common Stock. Based on these preliminary results, the Company anticipates that following settlement of the Tender Offer, it will have approximately 51,284,064 shares of Common Stock outstanding.
The number of shares of Common Stock to be purchased, the purchase price and the proration information are preliminary and subject to change. The preliminary information set forth herein is subject to confirmation by the depositary and is based on the assumption that all shares of Common Stock tendered through notice of guaranteed delivery will be delivered promptly after the date of receipt by the depositary of the notice of guaranteed delivery. The final number of shares of Common Stock to be purchased, the final purchase price and the final proration information will be publicly announced following completion of the confirmation process. Payment for the shares of Common Stock accepted for purchase under the Tender Offer, and return of all other shares of Common Stock tendered and not purchased, will occur promptly, in accordance with applicable law.
A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 7, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: September 7, 2018	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer